UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AFFILIATED MANAGERS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMG AFFILIATED MANAGERS GROUP, INC. 777 SOUTH FLAGLER DRIVE WEST PALM BEACH, FL 33401 Your Vote Counts AFFILIATED MANAGERS GROUP, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET V12680-P88520 You invested in AFFILIATED MANAGERS GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting May 25, 2023 9:00 AM EDT Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965 Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect eight directors of the Company to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominees: 1b. Tracy A. Atkinson 1c. Dwight D. Churchill 1a. Karen L. Alvingham 1d. Jay C. Horgen 1e. Reuben Jeffery III 1f. Félix V. Matos Rodríguez 1g. Tracy P. Palandjian 1h. David C. Ryan 2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. To approve, by a non-binding advisory vote, the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. 4. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.